                                                                 Exhibit 99(iii)


                             BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed consolidated financial statements include Tice Technology, Inc. and its subsidiary, Tice Engineering and Sales, Inc. (the "Company"), and MidSouth Sign Company, LLC ("MidSouth") and LandOak Company, LLC ("LandOak"). The consolidated financial statements of the Company as of December 31, 2000 have not been audited but, in the opinion of management, reflect all adjustments necessary to present fairly the condensed consolidated December 31, 2000 balance sheet and the statement of operations for the nine months ended December 31, 2000. Such adjustments consist only of normal recurring accruals and adjustments. The financial statements used in the pro forma information for MidSouth includes the audited balance sheet as of December 31, 2000 and 1999 and the audited statements of income for the years ended December 31, 2000 and 1999. The audited statements of operations for the year ended December 31, 2000 have been adjusted to eliminate operations for the three months ended March 31, 2000. The financial statements used in the pro forma information for LandOak include the audited balance sheet as of December 31, 2000 and the audited statement of operations for the six months ended December 31, 2000, the period from inception to the end of LandOak's fiscal year.

These condensed pro forma consolidated financial statements should be read in conjunction with the audited consolidated financial statements and related notes for all the companies. Combined operations for the periods reflected in the accompanying pro forma condensed consolidated financial statements are not necessarily indicative of those to be expected for the entire fiscal year.

                PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

The unaudited pro forma condensed consolidated balance sheet of Tice Technology, Inc. and its consolidated subsidiaries as of December 31, 2000 is based on the historical condensed consolidated balance sheet of the Company, and is presented as if the acquisition of the assets of MidSouth Sign Company, LLC and the acquisition of the assets of the LandOak Company, LLC had occurred on December 31, 2000. The unaudited pro forma consolidated balance sheet gives effect to the MidSouth and LandOak acquisitions under the purchase method of accounting and is based on preliminary allocation of the purchase price and the assumptions and adjustments described in the accompanying notes. This unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the Company's consolidated financial statements and the combined financial statements of the companies acquired in these acquisitions. This pro forma information is not necessarily indicative of the financial position that would have been reported had such events actually occurred on the date specified, nor is it indicative of the Company's financial future.

The unaudited pro forma condensed consolidated statements of operations for the nine months ended December 31, 2000 and the twelve months ended March 31, 2000 are based on the historical consolidated financial statements of the Company and the combined financial statements of the companies acquired in these acquisitions (to the extent their operations existed), and are presented as if the acquisitions had occurred at the beginning of the periods presented. The unaudited pro forma statements of operations give effect to the acquisitions under the purchase method of accounting and are based on a preliminary allocation of the purchase price and the assumptions and adjustments described in the accompanying notes with the Company's consolidated financial statements and the combined financial statements of the companies acquired in these transactions. The pro forma information is not necessarily indicative of the results of operations that would have been reported had such events actually occurred on the date specified, nor is it indicative of the Company's future results.

For a description of these acquisitions, see Item 2 of the form 8-K being amended hereby.

           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               December 31, 2000

                                                   Tice              MidSouth           LandOak
                                              Technology, Inc.    Sign Co., LLC      Company, LLC
                                             December 31, 2000  December 31, 2000  December 31, 2000     Adjustments    ProForma
                                             -----------------  -----------------  -----------------     -----------    --------
Assets
Current Assets:
 Cash                                            $    5,683          $    2,389         $   70,788        $        -   $    78,860
 Trade accounts receivable (net of
  allowance for doubtful accounts of
  $24,000, $15,000 and $89,000,
  respectively)                                     389,284           1,151,811            236,834                 -     1,777,929
 Current portion of financing notes
  receivable (net of allowance for
  doubtful accounts of $80,000)                           -                   -            186,636                 -       186,636
 Costs and estimated earnings in
  excess of billings on uncompleted
  contracts                                               -              73,816                  -                 -        73,816
 Inventories, net                                   603,892             300,150                  -                 -       904,042
 Vehicles held for sale, net of
  accumulated depreciation of $35,557                     -                   -            334,257                 -       334,257
 Prepaid assets and other current assets             41,012              15,312             15,835                 -        72,159
                                                 ----------          ----------         ----------        ----------   -----------
Total Current Assets                              1,039,871           1,543,478            844,350                 -     3,427,699
                                                 ----------          ----------         ----------        ----------   -----------

Property and Equipment, Net                         138,459             817,323          5,878,493  (2)      478,342     7,312,617

Patents, net                                        206,041                   -                  -                 -       206,041
Debt Issuance Costs, net                             27,219                   -                  -                 -        27,219
Other Assets                                         22,900             215,858                  -  (1)     (215,858)       22,900
Escrow account                                            -                   -             57,507                          57,507
Note Receivable from Tice Technology, Inc.                -                   -            110,548  (5)     (110,548)            -
Financing notes receivable, less current
 portion (net  of allowance for doubtful
 accounts of $65,000)                                     -                   -            256,997                 -       256,997
Goodwill                                                  -                   -                  -  (2)       49,654
                                                                                                    (4)      880,642       930,296
                                                 ----------          ----------         ----------        ----------   -----------
Total Assets                                     $1,434,490          $2,576,659         $7,147,895        $1,082,232   $12,241,276
                                                 ==========          ==========         ==========        ==========   ===========

           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               December 31, 2000

Liabilities and members' deficit
Current Liabilities:
  Accounts payable                                       $   223,905   $   584,713   $    209,947       $        -     $ 1,018,565
  Other accrued liabilities                                  417,650       457,953         98,986  (5)      (110,548)
                                                                                                   (1)      (118,048)      745,993
  Notes payable and current maturities
   of long-term debt                                         428,878       454,590      5,824,776                -       6,708,244
  Advances from related parties                              100,000           -          591,174  (3)      (591,174)      100,000
  Accrued interest on investor notes
   payable in default                                            -             -          162,816  (3)      (162,816)          -
  Current portion of capital lease obligations                   -          48,626            -                  -          48,626
  Current portion of notes payable to members                    -          53,373            -                  -          53,373
  Investor notes payable in default                              -             -        3,256,315  (3)    (3,256,315)          -
                                                         -----------   -----------   ------------       ------------   -----------

Total current liabilities                                  1,170,433     1,599,255     10,144,014         (4,238,901)    8,674,801

Long-term debt, less current portion                         965,299       240,469        179,521                -       1,385,289
Capital lease obligations, less current portion                  -          69,581            -                  -          69,581
Notes payable to related parties, less current portion       480,036     1,668,280            -    (1)    (1,635,500)      512,816
Investor notes payable not in default:
  Members                                                        -             -        3,995,791  (3)    (3,995,791)          -
  Other                                                          -             -       17,082,640  (3)   (17,082,640)          -
                                                         -----------   -----------   ------------       ------------   -----------
Total investor notes payable not in default                      -             -       21,078,431        (21,078,431)          -
Accrued interest on investor notes payable not in
 default:
  Members                                                        -             -          199,790  (3)      (199,790)          -
  Other                                                          -             -          859,022  (3)      (859,022)          -
                                                         -----------   -----------   ------------       ------------   -----------
Total accrued interest on investor notes payable
 not in default                                                  -             -        1,058,812         (1,058,812)          -

Other                                                            -          14,760         35,307                -          50,067
                                                         -----------   -----------   ------------       ------------   -----------
Total Liabilities                                          2,615,768     3,592,345     32,496,085        (28,011,644)   10,692,554

Shareholders' equity (deficit)                            (1,181,278)   (1,015,686)   (25,348,190) (1)     1,537,690
                                                                                                   (2)       527,996
                                                                                                   (3)    26,147,548
                                                                                                   (4)       880,642     1,548,722
                                                         -----------   -----------   ------------       ------------   -----------
Total liabilities and shareholders' equity (deficit)     $ 1,434,490   $ 2,576,659   $  7,147,895       $  1,082,232   $12,241,276
                                                         ===========   ===========   ============       ============   ===========

                         NOTES TO UNAUDITED PRO FORMA
                     CONDENSED CONSOLIDATED BALANCE SHEET
                            As of December 31, 2000

The following eliminations and adjustments were made to the unaudited pro forma condensed consolidated balance sheet:

     (1) Represents the elimination of assets not acquired and liabilities not assumed in the MidSouth acquisition. Amounts include:

               Goodwill                                     $  215,858
               Notes payable to members                     $1,635,500
               Other liabilities                            $  118,048

     (2) Represents the allocation of the purchase price of $1,050,000 to adjust the acquired assets and liabilities to fair value in the MidSouth acquisition. Adjustments include the increase in value of land and buildings ($478,342) and the recording of goodwill associated with this transaction ($49,654).

     (3) Represents the elimination of liabilities not assumed in the LandOak acquisition. Amounts include:

               Investor notes payable, not in default       $21,078,431
               Investor notes payable in default            $ 3,256,315
               Accrued interest                             $ 1,221,628
               Advances from related parties                $   591,174

     (4) Represents the allocation of the purchase price of $1,680,000 to adjust the acquired assets and liabilities to fair value in the LandOak acquisition. The adjustment is comprised of the addition of goodwill associated with this transaction ($880,642).

     (5) Represents the elimination of the intercompany note payable and related interest of $110,548.

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      Nine Months Ended December 31, 2000

                                                  Tice            MidSouth          LandOak
                                             Technology, Inc.   Sign Co., LLC     Company, LLC
                                               For the nine      For the nine      For the six
                                               months ended      months ended      months ended
                                            December 31, 2000 December 31, 2000  December 31, 2000    Adjustments      ProForma
                                            ----------------- -----------------  -----------------    -----------      --------
Operating revenues:
  Sales and service                             $   343,427       $ 5,757,529       $       -         $       -      $ 6,100,956
  Royalties                                         150,000               -                 -                 -          150,000
  License fees                                      250,000               -                 -                 -          250,000
  Rental and lease income                               -                 -           1,505,354               -        1,505,354
                                                -----------       -----------       -----------       -----------    -----------
    Total Operating Revenues                        743,427         5,757,529         1,505,354               -        8,006,310
                                                -----------       -----------       -----------       -----------    -----------
Operating expenses:
  Cost of sales and service                         469,411         4,750,245               -                 -        5,219,656
  Research and development                          330,793               -                 -                 -          330,793
  Selling, general and administrative               556,753           833,161         1,110,621               -        2,500,535
  Depreciation and amortization                      55,021           153,852           700,860  (2)      (30,006)
                                                                                                 (3)       22,896
                                                                                                 (3)       44,032        946,655
                                                -----------       -----------       -----------       -----------    -----------
    Total Operating Expenses                      1,411,978         5,737,258         1,811,481            36,922      8,997,639
                                                -----------       -----------       -----------       -----------    -----------

Operating (loss) income                            (668,551)           20,271          (306,127)          (36,922)      (991,329)

Other income (expense):
  Interest expense-related parties                  (41,762)              -            (299,684) (1)      299,684        (41,762)
  Interest expense                                 (115,376)          (71,807)       (1,182,064) (1)      921,098       (448,149)
  Gain on sale of fixed assets                        5,946               -                 -                 -            5,946
  Other (expense) income                             (6,354)            1,135             3,463               -           (1,756)
                                                -----------       -----------       -----------       -----------    -----------
     Net other expense                             (157,546)          (70,672)       (1,478,285)        1,220,782       (485,721)
                                                -----------       -----------       -----------       -----------    -----------

Loss before income taxes                           (826,097)          (50,401)       (1,784,412)        1,183,860     (1,477,050)
Provision for income taxes                           40,000               -                 -                 -           40,000
                                                -----------       -----------       -----------       -----------    -----------

Net Loss                                        $  (866,097)      $   (50,401)      $(1,784,412)      $ 1,183,860    $(1,517,050)
                                                ===========       ===========       ===========       ===========    ===========

Net loss per share, basic and diluted                                                                                $     (0.07)
                                                                                                                     ===========

Shares used in Loss per share calculation                                                                             22,276,901
                                                                                                                     ===========

                         NOTES TO UNAUDITED PRO FORMA
                CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  For the nine months ended December 31, 2000


The following eliminations and adjustments were made to the unaudited pro forma condensed consolidated statement of operations:

     (1) Elimination of interest expense related to liabilities not assumed in the LandOak acquisition. Interest expense includes amounts payable to investors ($921,098) and to members of LandOak Company, LLC ($299,684).

     (2) Elimination of amortization of goodwill not included in the acquisition of MidSouth.

     (3) Inclusion of nine months of estimated amortization of goodwill and additional depreciation at MidSouth due to adjustment of assets to fair value ($22,896) and the inclusion of nine months of estimated amortization of goodwill at LandOak due to adjustment of assets to fair value ($44,032). Goodwill is being amortized over a period of 15 years, and the increased depreciation at MidSouth is based on a useful life of 20 years.

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                           Year Ended March 31, 2000


                                                  Tice              MidSouth
                                             Technology, Inc.     Sign Co., LLC
                                              For the twelve      For the twelve
                                               months ended        months ended
                                              March 31, 2000     December 31, 2000         Adjustments      ProForma
                                              --------------     -----------------         -----------      --------
Operating revenues:
  Sales and service                             $   289,718          $ 5,854,549           $       -      $ 6,144,267
  Royalties                                         209,747                  -                     -          209,747
                                                -----------          -----------           -----------    -----------
    Total operating revenues                        499,465            5,854,549                   -        6,354,014
                                                -----------          -----------           -----------    -----------

Operating expenses:
  Cost of sales and service                         649,941            4,056,375                   -        4,706,316
  Research and development                          188,759                  -                     -          188,759
  Selling, general and administrative               886,441              883,930                   -        1,770,371
  Depreciation and amortization                      41,980              183,930  (1)          (30,006)
                                                                                  (2)           30,528        226,432
                                                -----------          -----------           -----------    -----------
    Total operating expenses                      1,767,121            5,124,235                   522      6,891,878
                                                -----------          -----------           -----------    -----------

Operating (loss) income                          (1,267,656)             730,314                  (522)      (537,864)

Other income (expense):
  Interest expense-related parties                  (50,667)                 -                     -          (50,667)
  Interest expense                                  (93,334)             (98,461)                  -         (191,795)
  Gain on sale of fixed assets                       77,762                  -                     -           77,762
  Other income                                       11,603                  -                     -           11,603
                                                -----------          -----------           -----------    -----------
    Net other expense                               (54,636)             (98,461)                  -         (153,097)
                                                -----------          -----------           -----------    -----------

Income (loss) before income taxes                (1,322,292)             631,853                  (522)      (690,961)
Provision for income taxes                           20,975                  -                     -           20,975
                                                -----------          -----------           -----------    -----------

Net income (loss)                               $(1,343,267)         $   631,853           $      (522)   $  (711,936)
                                                ===========          ===========           ===========    ===========

Net loss per share, basic and diluted                                                                     $     (0.03)
                                                                                                          ===========

Shares used in Loss per share calculation                                                                  21,833,449
                                                                                                          ===========

                         NOTES TO UNAUDITED PRO FORMA
                CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       For the year ended March 31, 2000


The following eliminations and adjustments were made to the unaudited pro forma condensed consolidated statement of operations:

     (1) Elimination of amortization of goodwill not included in the acquisition of MidSouth.

     (2) Inclusion of nine months of estimated amortization of goodwill and additional depreciation at MidSouth due to adjustment of assets to fair value ($22,896). Goodwill is being amortized over a period of 15 years, and the increased depreciation at MidSouth is based on a useful life of 20 years.